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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  June 19, 2003
                               -------------------
                Date of Report (Date of earliest event reported)
                               -------------------

                          ESSENTIAL THERAPEUTICS, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                    0-28006              94-3186021
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(State or Other Jurisdiction of      (Commission          (IRS Employer
        Incorporation)               File Number)      Identification No.)

                       78 Fourth Avenue, Waltham, MA 02451
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 647-5554
              (Registrant's telephone number, including area code)
                                 ---------------

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Item 7. Financial Statements and Exhibits

(c) Exhibits.

Exhibit
No.       Description

99.1 Monthly Operating Report of Essential Therapeutics, Inc. for the period commencing on May 1, 2003 and ending on May 31, 2003

Item 9. Regulation FD Disclosure

     As previously reported, on May 1, 2003, Essential Therapeutics, Inc., a Delaware company (the "Company"), and the Company's wholly owned subsidiaries, Maret Corporation and The Althexis Company, Inc., filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (Case Nos. 03-11317(MFW), 03-11318(MFW) and 03-11319(MFW)).

     On June 19, 2003, the Company filed its monthly operating report (the "Monthly Operating Report") for the month of May 2003 with the U.S. Bankruptcy Court. A copy of this report is attached hereto as Exhibit 99.1.

     In accordance with General Instruction B.2 of Form 8-K, the information in
Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), except as shall be expressly set forth by specific reference in such a filing. This report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

     The Monthly Operating Report attached as an exhibit hereto contains financial statements and other financial information that has not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. The Monthly Operating Report is in a format prescribed by the Office of the United States Trustee and is not a complete set of financial statements prepared in accordance with generally accepted accounting principles. The Monthly Operating Report contains information for periods different from those required in the Company's reports pursuant to the Exchange Act. The information in the Monthly Operating Report might not be indicative of the Company's financial condition or operating results for the periods that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. The information set forth in the Monthly Operating Report should not be viewed as indicative of future results and should not be used for investment purposes.

     The Company filed a plan of reorganization with the U.S. Bankruptcy Court. The Company does not expect that any such plan, if and when confirmed by the Court, would include a capital structure in which existing common equity would retain any value.

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Forward-Looking Statements

     This Form 8-K, including the exhibit attached hereto, contains statements that are forward-looking within the meaning of Section 27a of the Securities Act and Section 21e of the Exchange Act. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and that actual results could differ materially as a result of known and unknown risks and uncertainties, including: various regulatory issues, the outcome of the Company's chapter 11 proceeding, the results of the Company's in-licensing efforts, general economic conditions, future trends, and other risks, uncertainties and factors disclosed in the Company's most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2003                ESSENTIAL THERAPEUTICS, INC.
                                   (Debtor and Debtor-In-Possession)
                                   (Registrant)

                                   By:     /s/ Paul J. Mellett
                                       -----------------------------------------
                                           Paul J. Mellett,
                                           Senior Vice President, Chief
                                           Financial Officer and Treasurer
                                           (Principal Financial Officer)